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                                                                 Exhibit 99.CERT

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, George C.W. Gatch, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund (formerly JPMorgan Fleming Emerging Markets Debt
Fund), JPMorgan Enhanced Income Fund, JPMorgan Global Strategic Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund (formerly JPMorgan California Tax Free Money Market Fund), JPMorgan New York Municipal Money Market Fund (formerly JPMorgan New York Tax Free Money Market Fund), JPMorgan California Tax Free Bond Fund (formerly JPMorgan California Bond Fund), JPMorgan Intermediate Tax Free Bond Fund (formerly JPMorgan Intermediate Tax Free Income Fund), JPMorgan New Jersey Tax Free Bond Fund (formerly JPMorgan New Jersey Tax Free Income Fund), and JPMorgan New York Tax Free Bond Fund (formerly JPMorgan New York Intermediate Tax Free Income
Fund) (the "Funds"), each a series of JPMorgan Trust I (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     c) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.

/s/ George C.W. Gatch
-----------------------
George C.W. Gatch
President

May 9, 2005
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Date

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CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Stephanie J. Dorsey, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund (formerly JPMorgan Fleming Emerging Markets Debt
Fund), JPMorgan Enhanced Income Fund, JPMorgan Global Strategic Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund (formerly JPMorgan California Tax Free Money Market Fund), JPMorgan New York Municipal Money Market Fund (formerly JPMorgan New York Tax Free Money Market Fund), JPMorgan California Tax Free Bond Fund (formerly JPMorgan California Bond Fund), JPMorgan Intermediate Tax Free Bond Fund (formerly JPMorgan Intermediate Tax Free Income Fund), JPMorgan New Jersey Tax Free Bond Fund (formerly JPMorgan New Jersey Tax Free Income Fund), and JPMorgan New York Tax Free Bond Fund (formerly JPMorgan New York Intermediate Tax Free Income
Fund) (the "Funds"), each a series of JPMorgan Trust I (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     c) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.

/s/ Stephanie J. Dorsey
----------------------------
Stephanie J. Dorsey
Treasurer

May 9, 2005
-----------------
Date